                                                                   EXHIBIT 10.40


                        INTELLECTUAL PROPERTY ASSIGNMENT

          This Intellectual Property Assignment is entered into this 6th day of November, 1998, by and between REALBID LLC, a California limited liability company, ("Assignor"), and COMPS InfoSystems, Inc., a Delaware corporation ("Assignee").

          WHEREAS, Assignee and Assignor are parties to that certain Asset Purchase Agreement dated as of even date herewith (the "Purchase Agreement") (initially capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement);

          WHEREAS, the execution and delivery of this Intellectual Property Assignment is a condition precedent to Assignee's obligations under the Purchase Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Assignor assigns to Assignee, and Assignee hereby accepts such assignment of, Assignor's entire right, title and interest in and to all of the REALBID Intellectual Property (as such intellectual property is defined and described in the Purchase Agreement and the schedules relating thereto), including, without limitation, the service mark "REALBID," and all variations thereof, the domain name on the World Wide Web known as "realbid.com" and any successor name thereto, and all rights to damages and payments for past, present or future infringements or misappropriations thereof in all countries and the goodwill of the business and operations of REALBID associated with the Intellectual Property.

      2.  The rights, title and interest assigned under Section 1 above shall be
                                                        ---------
for Assignee's own use and enjoyment, and for the use and enjoyment of Assignee's successors, assigns or other legal representatives, as fully and entirely as the same would have been held and enjoyed by the Assignor if this assignment and sale had not been made.

      3. Assignor authorizes and requests the Commissioner of Patents and Trademarks of the United States, and an official of any country or countries foreign to the United States, whose duty it is to register patents, trademarks or copyrights, to record Assignee as the assignee and owner of the Intellectual Property.

      4. Concurrently with the execution of this Intellectual Property Assignment, Assignor shall deliver the original papers, applications, and other official documents relating to all patents and trademarks, and other Intellectual Property, assigned under Section 1 above.
                                      ---------

      5. Assignor hereby represents and warrants that all rights, title, and interest assigned under Section 1 above are free and clear of Encumbrances and
                        ---------
that Assignor has not executed and will not execute any agreement or other instrument in conflict herewith.

      6. Assignor hereby covenants and agrees that it shall cease and refrain from all use of all rights, title, and interests assigned under Section 1 above
                                                                ---------
in all countries of the world as of the date hereof.

      7. With respect to the REALBID Intellectual Property, Assignor will, from and after the Closing (i) use its best efforts to keep such REALBID Intellectual Property confidential, including continuing to protect the confidential nature of such REALBID Intellectual Property as if the sale provided for in the Purchase Agreement had not occurred, (ii) not disclose the REALBID Intellectual Property to any third party and (iii) not use the REALBID Intellectual Property.

      8. From time to time after the date hereof, Assignor will execute and deliver, or cause its affiliates to execute and deliver, to Assignee such instruments of sale, transfer, conveyance, assignment and delivery, and such consents, assurances, powers of attorney and other instruments as may be reasonably requested by Assignee or its counsel in order to vest in Assignee all right, title and interest of Assignors in and to the Purchased Assets and otherwise in order to carry out the purpose and intent of this Intellectual Property Assignment.

      9. This Intellectual Property Assignment, together with the Purchase Agreement and all documents executed in connection with the Purchase Agreement, constitutes the entire agreement and understanding between and among the parties hereto with respect to the matters set forth herein, and supersedes and replaces any prior agreements and understandings, whether oral or written, between and among them with respect to such matters. Notwithstanding any other provisions of this Intellectual Property Assignment to the contrary, nothing contained in this Intellectual Property Assignment shall in any way superseded, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations, or in general any of the rights and remedies, and any of the obligations and indemnifications of Assignors or Assignee set forth in the Purchase Agreement nor shall this Intellectual Property Assignment expand or enlarge any remedies under the Purchase Agreement including without limitation any limits on indemnification specified therein. This Intellectual Property Assignment is intended only to effect the transfer of certain property transferred pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement.

      10. This Intellectual Property Assignment shall in all respects be construed in accordance with and governed by the laws of the State of California without giving effect to its conflicts-of-laws principles (other than any provisions thereof validating the choice of the laws of the State of California in the governing law).

      11. This Intellectual Property Assignment may be executed by the parties herein in separate counterparts and by facsimile, each of which when so executed and delivered shall be an original, but all such counterparts and facsimile shall together shall constitute one and the same instrument.


                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

COMPS InfoSystems, Inc.,                  REALBID LLC,
a Delaware corporation                    a California limited liability company


By: /s/  CHRISTOPHER A. CRANE             By: /s/  ROBERT A. POTTER
   ----------------------------------        --------------------------------
    Christopher A. Crane                      Robert A. Potter, Manager
    President and Chief Executive Officer


                                          By: /s/  EMMETT DeMOSS
                                             --------------------------------
                                              Emmett DeMoss, Manager




            [SIGNATURE PAGE TO THE INTELLECTUAL PROPERTY ASSIGNMENT]
            --------------------------------------------------------

                                 ACKNOWLEDGMENT


STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF Marin          )


          On this 5th day of November, in the year 1998, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Emmett DeMoss and Robert Potter, personally known to me (or proved to me on the
                                 ----------------------
basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they respectively executed the same in their authorized capacities, and that by their signature on the instrument the persons executed the instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]

                                        /s/  TROY L. SWANN
                                        --------------------
                                        Notary Public in and for the
                                        aforesaid County and State

                                 ACKNOWLEDGMENT



STATE OF CALIFORNIA      )
                         )  ss.
COUNTY OF SAN DIEGO      )


          On this 13th day of November, in the year 1998, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Christopher A. Crane, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person executed the instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.


[SEAL]


                                            /s/  CANDICE L. JENKINS
                                           -------------------------------------
                                           Notary Public in and for the
                                           aforesaid County and State